SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2003

OraSure Technologies, Inc.

(Exact name of issuer as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-16537 (Commission file number)	36-4370966 (I.R.S. Employer Identification Number)

220 East First Street

Bethlehem, Pennsylvania 18015-1360

(Address of principal executive offices)

(610) 882-1820

(Registrant’s telephone number, including area code)

Item 5—Other Events and Regulation FD Disclosure.

Underwriters Exercise Over-Allotment Option.

OraSure Technologies, Inc. (the “Company”) issued a press release on November 3, 2003, announcing that the underwriters of its recent public offering of 5,000,000 shares of common stock have purchased an additional 311,000 shares of its common stock pursuant to an over-allotment option granted in connection with the offering. This represents a partial exercise of the option, which originally covered 750,000 shares of common stock. Thomas Weisel Partners LLC has acted as the lead underwriter and SG Cowen Securities Corporation and Wells Fargo Securities, LLC have acted as co-managers in this transaction. The information contained in the press release dated November 3, 2003 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description
99	Press Release dated November 3, 2003, announcing the exercise of the underwriters’ overallotment option in connection with the recent public offering of common stock by OraSure Technologies, Inc.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC

Date: November 3, 2003	By:	/S/ JACK E. JERRETT
Jack E. Jerrett
Senior Vice President, General Counsel
and Secretary

Index to Exhibits

Exhibit Number	Description

99	Press Release dated November 3, 2003, announcing the exercise of the underwriters’ overallotment option in connection with the recent public offering of common stock by OraSure Technologies, Inc.